UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2014 (March 10, 2014)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 10, 2014, Healthcare Trust of America, Inc. (the “Company” or “our”) held a special meeting of stockholders (the “Special Meeting”) for the purpose of acting on two proposals described in Item 5.07 below.
On March 11, 2014, in connection with the approval of Proposal 1 (as defined in Item 5.07) approved by the stockholders at the Special Meeting, the Company filed the Fifth Articles of Amendment and Restatement (the “Revised Articles”) with the State Department of Assessments and Taxation of Maryland. The Revised Articles incorporates the amendment to remove provisions which set forth the voting standard for director elections described below, and a copy of the Revised Articles is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
On March 11, 2014, the Board of Directors of the Company amended the Company’s Amended and Restated Bylaws to adopt (i) a majority of votes cast voting standard for uncontested director elections and (ii) a plurality voting standard for contested director elections, consistent with the approval of Proposal 1 (as defined in Item 5.07) submitted to our stockholders at the Special Meeting. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On March 10, 2014, the Company held a Special Meeting for the purpose of acting on the following two proposals properly brought before the meeting:
(1) Amendment of charter to modify director voting standards. To approve an amendment and restatement of the Company’s charter in the form of the Fifth Articles of Amendment and Restatement by removing provisions which set forth the voting standard for director elections (“Proposal 1”); and
(2) Amendment of charter to eliminate certain other provisions. To approve an amendment and restatement of the Company’s charter in the form of the Fifth Articles of Amendment and Restatement by eliminating certain other provisions that have become inapplicable to the Company as a result of listing the Company’s Class A common stock on the New York Stock Exchange (“Proposal 2”).
Amendment of Our Charter to Modify Director Voting Standards
At the Special Meeting, our stockholders approved an amendment of our charter to modify director voting standards. Set forth below are the final voting tallies for the Special Meeting relating to such amendment of our charter to modify director voting standards (Proposal 1).

Votes For	Votes Against	Abstentions
138,264,103	2,570,716	2,386,374
Amendment of Our Charter to Eliminate Certain Other Provisions
At the Special Meeting, our stockholders did not approve the amendment of our charter to eliminate certain other provisions. Set forth below are the final voting tallies for the Special Meeting relating to such amendment of our charter to eliminate certain other provisions (Proposal 2).

Votes For	Votes Against	Abstentions
53,544,084	87,319,013	2,358,096

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

3.1	Fifth Articles of Amendment and Restatement of Healthcare Trust of America, Inc., effective March 11, 2014.
3.2	Second Amended and Restated Bylaws of Healthcare Trust of America, Inc., effective March 11, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST OF AMERICA, INC.
Date: March 11, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman